Exhibit 99.1

Bitcoin Depot Appoints Scott Buchanan as Chief Executive Officer; Founder Brandon Mintz to

Continue to Serve as Executive Chairman

Company Also Names Industry Veteran Elizabeth Simer as COO

ATLANTA – November 21, 2025 – Bitcoin Depot (“Bitcoin Depot” or the “Company”) (NASDAQ: BTM), a U.S.-based Bitcoin ATM (“BTM”) operator and leading fintech company, today announced a planned leadership transition designed to support the Company’s long-term strategy, operational scaling, and M&A objectives.

Bitcoin Depot’s Board of Directors has appointed Scott Buchanan, the Company’s current President and Chief Operating Officer, as Chief Executive Officer, effective January 1, 2026. Also at that time, Brandon Mintz, Founder, CEO, and Chairman of the Board, will move out of the CEO role and continue as Executive Chairman, dedicating more time to shaping Bitcoin Depot’s strategic vision, evaluating growth and M&A opportunities, and supporting the board in driving long-term value creation. From now until January 1, Mr. Mintz and Mr. Buchanan will work closely together to ensure a smooth transition into the CEO role.

Buchanan has held senior leadership roles at Bitcoin Depot since 2019 and has been a key part of the Company’s growth as a public company. He has served as President since August 2025 and as COO and a board member since March 2022, including a period as acting chief financial officer.

“This year has been pivotal for Bitcoin Depot, marked by continued innovation and significant steps forward in executing our strategic priorities,” said Mintz. “This leadership evolution positions us to capitalize on the significant strategic, operational, and M&A opportunities ahead. Stepping out of the CEO role allows me to focus more directly on the Company’s long-term direction. Scott has shown extraordinary leadership and operational discipline, and I’m confident he will continue to elevate Bitcoin Depot as CEO.”

“I’m honored to step into the CEO role and continue advancing the strong vision Brandon has built,” said Buchanan. “With a renewed focus on operational excellence, strategic expansion, and thoughtful M&A evaluation, Bitcoin Depot is well-positioned to continue strengthening our leadership in the Bitcoin ATM market and broaden the value we bring to customers and partners every day.”

As part of the transition, Bitcoin Depot has also appointed Elizabeth Simer as Chief Operating Officer. Simer brings over 15 years of experience in operational, financial, and strategic leadership, including senior roles at Slickdeals, Square, Intuit, and Opportunity Financial. Previously, Simer held various product, marketing, and strategy positions at multiple Fortune 500 companies. In her new role, she will oversee kiosk footprint expansion, product development, and operational scaling initiatives.

“Bitcoin Depot is entering a compelling phase of its evolution, and I’m thrilled to join the team,” said Simer. “As the Company continues to grow with a strong foundation and clear vision, I look forward to supporting Scott and the team as we strengthen our operational capabilities and advance our strategic priorities.”

For more information, visit www.bitcoindepot.com.

About Bitcoin Depot

Bitcoin Depot Inc. (Nasdaq: BTM) was founded in 2016 with the mission to connect those who prefer to use cash to the broader, digital financial system. Bitcoin Depot provides its users with simple, efficient and intuitive means of converting cash into Bitcoin, which users can deploy in the payments, spending and investing space. Users can convert cash to bitcoin at Bitcoin Depot kiosks in 47 states and at thousands of name-brand retail locations in 31 states through its BDCheckout product. The Company has the largest market share in North America with over 9,000 kiosk locations as of August 2025. Learn more at www.bitcoindepot.com.

Cautionary Note Regarding Forward-Looking Statements

This press release and any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements are any statements other than statements of historical fact, and include, but are not limited to, statements regarding the expectations of plans, business strategies, objectives and growth and anticipated financial and operational performance, including our growth strategy and ability to increase deployment of our products and services, the anticipated effects of the Agreement. These forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events. Forward-looking statements are often identified by words such as “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “priorities,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” or the negative of any of those words or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. In making these statements, we rely upon assumptions and analysis based on our experience and perception of historical trends, current conditions, and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the business combination; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; our ability to manage future growth; our ability to develop new products and services, bring them to market in a timely manner and make enhancements to our platform; the effects of competition on our future business; our ability to issue equity or equity-linked securities; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in filings with the Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this press release. We anticipate that subsequent events and developments will cause our assessments to change.

We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where we are expressly required to do so by law. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

Contacts:

Investors

Cody Slach

Gateway Group, Inc.

949-574-3860

BTM@gateway-grp.com

Media

Brenlyn Motlagh, Ryan Deloney

Gateway Group, Inc.

949-574-3860

BTM@gateway-grp.com